-------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        --------------------------------

        Date of Report (Date of earliest event reported): August 16, 2004



                     BEAR STEARNS ASSET BACKED FUNDING INC
                          Whole Auto Loan Trust 2002-1
             (Exact name of registrant as specified in its charter)


         Delaware                  333-99207-01                22-3863780
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

383 Madison Avenue
New York, New York                                               10179
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Whole Auto Loan Trust. This report and exhibit is being filed, pursuant to the terms of agreements dated December 12, 2002. Bear Stearns Asset Backed Funding Inc. entered into (1) an Amended and Restated Trust Agreement (the "Trust Agreement"), between Bear Stearns Asset Backed Funding
Inc., as depositor, and Wilmington Trust Company, a Delaware banking corporation, as owner trustee, regarding Whole Auto Loan Trust 2002-1 (the "Trust") and (2) a Receivables Purchase Agreement (the "Receivables Purchase Agreement"), between Whole Auto Loan Trust, as seller, and Bear Stearns Asset Backed Funding Inc., as purchaser. Also on December 12, 2002, the Trust entered into (1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among Bear Stearns Asset Backed Funding Inc., as depositor, the Trust, as issuer, and Bear Stearns Asset Receivables Corp., as servicer, and (2) an Indenture (the "Indenture"), between the Trust, as issuer, and JPMorgan Chase Bank, as indenture trustee.

     On August 16, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on August 16, 2004 as Exhibit 99.1.

Bear Stearns Asset Backed Funding Inc.
Whole Auto Loan Trust 2002-1
-------------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein


Date:  August 16, 2004              By: /s/ Melissa Wilman
                                        -----------------------------
                                        Melissa Wilman
                                        Vice President

                                  Exhibit 99.1

                          Whole Auto Loan Trust 2002-1
                        Statement to Certificateholders
                                August 16, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL            BEGINNING                                                                ENDING
             FACE               PRINCIPAL                                                                PRINCIPAL
 CLASS       VALUE                BALANCE         PRINCIPAL        INTEREST             TOTAL            BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1          850,000,000.00               0.00             0.00           0.00                  0.00                  0.00
A2          956,875,000.00               0.00             0.00           0.00                  0.00                  0.00
A3          634,550,000.00     633,396,750.10    61,474,044.09   1,372,359.63         62,846,403.72        571,922,706.01
A4          353,212,000.00     353,212,000.00             0.00     894,803.73            894,803.73        353,212,000.00
B            72,777,000.00      38,283,044.63     2,385,356.48      92,836.38          2,478,192.86         35,897,688.15
C            29,110,000.00      15,313,217.85       954,142.59      54,744.75          1,008,887.34         14,359,075.26
D            72,777,000.00      24,485,456.74     3,339,499.07     122,427.28          3,461,926.35         21,145,957.67
CERT                  0.00               0.00             0.00   3,250,676.18          3,250,676.18                  0.00
TOTALS    2,969,301,000.00   1,064,690,469.32    68,153,042.23   5,787,847.95         73,940,890.18        996,537,427.09

----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                      CURRENT
                       BEGINNING                                                            ENDING                    PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL          PRINCIPAL      CLASS      RATE
---------------------------------------------------------------------------------------------------------  ------------------------
A1      96683MAA1       0.00000000     0.00000000      0.00000000      0.00000000            0.00000000      A1      1.420000 %
A2      96683MAB9       0.00000000     0.00000000      0.00000000      0.00000000            0.00000000      A2      1.880000 %
A3      96683MAC7     998.18257048    96.87817207      2.16272891     99.04090098          901.30439841      A3      2.600000 %
A4      96683MAD5   1,000.00000000     0.00000000      2.53333332      2.53333332        1,000.00000000      A4      3.040000 %
B       96683MAE3     526.03218915    32.77624085      1.27562801     34.05186886          493.25594831      B       2.910000 %
C       96683MAF0     526.04664548    32.77714153      1.88061663     34.65775816          493.26950395      C       4.290000 %
D       96683MAG8     336.44498592    45.88673716      1.68222488     47.56896203          290.55824876      D       6.000000 %
TOTALS                358.56602928    22.95255423      1.94922911     24.90178334          335.61347505

---------------------------------------------------------------------------------------------------------  ------------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH  THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
             -----------------------------------------------------
                                Xandrea H Powell
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5428
                              Fax: (212) 623-5933
                        Email: xandrea.powell@chase.com
             ------------------------------------------------------


RECEIVABLES
                         Beginning Receivables Balance                                               1,116,841,112.10
                         Ending Receivables Balance                                                  1,046,731,479.93
                         Beginning Number of Contracts                                                        109,853
                         Ending Number of Contracts                                                           106,072

COLLECTIONS
                         Interest:
                         Interest Collections                                                            5,516,024.35
                         Reinvestment Income                                                                82,958.71
                         Repurchased Loan Proceeds Related to Interest                                         982.48
                         Total Interest Collections                                                      5,599,965.54

                         Principal:
                         Principal Collections                                                          43,448,936.95
                         Prepayments in Full                                                            24,702,663.28
                         Repurchased Loan Proceeds Related to Principal                                    143,469.05
                         Total Principal Collections                                                    68,295,069.28

                         Recoveries and Liquidation Proceeds                                               995,170.31

                         Total Collections                                                              74,890,205.13

                         Principal Losses for Collection Period                                          1,814,562.89

DISTRIBUTIONS
Fees:
                         Receivable Servicers                                                              930,700.93
                         Data Administration and Reporting Fees:                                            18,614.02
                         Other Fees:                                                                             0.00
                         Total Fees:                                                                       949,314.95

Interest Distribution Amounts
                         Interest Due - Class A-1                                                                0.00
                         Interest Paid - Class A-1                                                               0.00
                         Shortfall - Class A-1                                                                   0.00
                         Carryover Shortfall - Class A-1                                                         0.00
                         Change in Carryover Shortfall - Class A-1                                               0.00

                         Interest Due - Class A-2                                                                0.00
                         Interest Paid - Class A-2                                                               0.00
                         Shortfall - Class A-2                                                                   0.00
                         Carryover Shortfall - Class A-2                                                         0.00
                         Change in Carryover Shortfall - Class A-2                                               0.00

                         Interest Due - Class A-3                                                        1,372,359.63
                         Interest Paid - Class A-3                                                       1,372,359.63
                         Shortfall - Class A-3                                                                   0.00
                         Carryover Shortfall - Class A-3                                                         0.00
                         Change in Carryover Shortfall - Class A-3                                               0.00

                         Interest Due - Class A-4                                                          894,803.73
                         Interest Paid - Class A-4                                                         894,803.73
                         Shortfall - Class A-4                                                                   0.00
                         Carryover Shortfall - Class A-4                                                         0.00
                         Change in Carryover Shortfall - Class A-4                                               0.00

                         Interest Due - Class B                                                             92,836.38
                         Interest Paid - Class B                                                            92,836.38
                         Shortfall - Class B                                                                     0.00
                         Carryover Shortfall - Class B                                                           0.00
                         Change in Carryover Shortfall - Class B                                                 0.00

                         Interest Due - Class C                                                             54,744.75
                         Interest Paid - Class C                                                            54,744.75
                         Shortfall - Class C                                                                     0.00
                         Carryover Shortfall - Class C                                                           0.00
                         Change in Carryover Shortfall - Class C                                                 0.00

                         Interest Due - Class D                                                            122,427.28
                         Interest Paid - Class D                                                           122,427.28
                         Shortfall - Class D                                                                     0.00
                         Carryover Shortfall - Class D                                                           0.00
                         Change in Carryover Shortfall - Class D                                                 0.00

                         Interest Due - Total                                                            2,537,171.77
                         Interest Paid - Total (Includes Certificates)                                   5,787,847.95
                         Shortfall - Total                                                                       0.00
                         Carryover Shortfall - Total                                                             0.00
                         Change in Carryover Shortfall - Total                                                   0.00

Principal Allocations
                         First Allocation of Principal                                                           0.00
                         Second Allocation of Principal                                                          0.00
                         Third Allocation of Principal                                                  14,556,779.75
                         Regular Principal Allocation                                                   53,596,262.48
                         Total Principal Allocations                                                    68,153,042.23

Principal Distribution Amounts
                         Principal Distribution - Class A-1                                                      0.00
                         Principal Distribution - Class A-2                                                      0.00
                         Principal Distribution - Class A-3                                             61,474,044.09
                         Principal Distribution - Class A-4                                                      0.00
                         Principal Distribution - Class B                                                2,385,356.48
                         Principal Distribution - Class C                                                  954,142.59
                         Principal Distribution - Class D                                                3,339,499.07

                         Certificate Distribution                                                        3,250,676.18

Total Distribution                                                                                      74,890,205.13

PORTFOLIO INFORMATION
                         Weighted Average Coupon                                                               6.02 %
                         Weighted Average Original Term (months)                                                57.43
                         Weighted Average Remaining Term                                                        27.78
                         Weighted Average Age (months)                                                          31.81
                         Remaining Number of Receivables                                                      106,072
                         Portfolio Receivable Balance (end of period)                                1,046,731,479.93
                                                Discount Receivables                                   560,095,268.89
                                                Non-Discount Receivables                               465,552,963.94
                         Adjusted Portfolio Receivable Balance (end of period)                       1,025,648,232.83

OVERCOLLATERALIZATION INFORMATION
                         Overcollateralization Amount                                                   29,110,805.74
                         Target Level of Overcollateralization                                          29,110,805.74

NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
                         Total Principal Losses for Collection Period                                    1,814,562.89
                         Recoveries and Liquidation Proceeds                                               995,170.31
                         Net Losses for Collection Period                                                  819,392.58
                         Net Loss Rate for Collection Period(annualized)                                     0.8804 %

                         Cumulative Net Losses for all Periods($)                                       24,630,600.93
                         Cumulative Net Losses for all Periods(% of original portfolio)                      0.8210 %
                         Delinquent Receivables
                         Number of Contracts
                         31 - 60 Days Delinquent                                                                2,136
                         61 - 90 Days Delinquent                                                                  332
                         91 - 120 Days Delinquent                                                                  98
                         Over 120 Days Delinquent                                                                 247
                         Sub Total                                                                              2,813
                         Repossesions (# of vehicles)                                                             218
                         Total Number of Delinquencies and Repossesions                                         3,031

                         $ Amount of Delinquency
                         31 - 60 Days Delinquent                                                        24,478,864.22
                         61 - 90 Days Delinquent                                                         3,871,710.66
                         91 - 120 Days Delinquent                                                        1,258,162.29
                         Over 120 Days Delinquent                                                        3,357,767.91
                         Sub Total                                                                      32,966,505.08
                         Repossesions                                                                    2,717,707.15
                         Total Amount of Delinquencies and Repossesions                                 35,684,212.23

                         % of End Period Balance
                         31 - 60 Days Delinquent                                                             2.3386 %
                         61 - 90 Days Delinquent                                                             0.3699 %
                         91 - 120 Days Delinquent                                                            0.1202 %
                         Over 120 Days Delinquent                                                            0.3208 %
                         Sub Total                                                                           3.1495 %
                         Repossesions                                                                        0.2596 %
                         Total % of Delinquencies and Repossesions                                           3.4091 %


                         Monthly Net Loss Rate:
                         Current Collection Period                                                           0.0734 %
                         Preceding Collection Period                                                         0.0682 %
                         Second Preceding Collection Period                                                  0.0757 %
                         Three Month Average                                                                 0.0724 %
                         Annualized Average Net Loss Rate                                                    0.8692 %

